Exhibit 99.2

October 27, 2010

THIRD QUARTER 2010

Symetra Financial Corporation (SYA)
Financial Supplement
All financial information in this document is unaudited

Symetra Financial Corporation
Financial Supplement
Table of Contents
September 30, 2010

Symetra Financial Corporation
3Q 2010 Financial Supplement
Financial Highlights
(In millions, except per share and metric or percentage data)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Net income	$56.6	$35.8	$46.3	$32.1	$44.1	$138.7	$96.2

Net income per common share [1]
Basic	$0.41	$0.26	$0.35	$0.29	$0.40	$1.03	$0.86
Diluted	$0.41	$0.26	$0.35	$0.29	$0.40	$1.03	$0.86

Weighted-average common shares outstanding:
Basic	137.140	137.019	131.018	111.622	111.622	135.082	111.622
Diluted	137.145	137.038	131.038	111.634	111.624	135.096	111.623

Non-GAAP Financial Measures [2]
Adjusted operating income	$43.8	$41.5	$41.9	$32.7	$37.7	$127.2	$115.2

Adjusted operating income per common share [1]:
Basic	$0.32	$0.30	$0.32	$0.29	$0.34	$0.94	$1.03
Diluted	$0.32	$0.30	$0.32	$0.29	$0.34	$0.94	$1.03

	As of:
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
Consolidated Balance Sheet Data	2010	2010	2010	2009	2009
Total investments	$23,400.5	$22,356.4	$21,072.2	$20,181.0	$20,033.2

Total assets	25,302.3	24,349.2	23,361.6	22,435.4	22,224.0

Notes payable	449.0	449.0	448.9	448.9	448.9

Accumulated other comprehensive income (loss) (net of taxes) (AOCI)	819.4	501.1	159.5	(49.7)	29.8

Total stockholders’ equity	2,711.3	2,342.8	1,971.7	1,433.3	1,480.5

U.S. Statutory Financial Information:
Statutory capital and surplus	$1,727.3	$1,707.1	$1,666.8	$1,415.4	$1,331.7
Asset valuation reserve (AVR)	159.8	133.8	135.6	120.5	117.3

Total adjusted capital	$1,887.1	$1,840.9	$1,802.4	$1,535.9	$1,449.0

Basic common shares outstanding, end of period (page 15)	118.171	118.175	118.086	92.729	92.729

Book value per common share	$19.77	$17.08	$14.39	$12.83	$13.25

Debt to capital ratio	14.2%	16.1%	18.5%	23.8%	23.3%

Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$1,891.9	$1,841.7	$1,812.2	$1,483.0	$1,450.7
Adjusted book value per common share :
Adjusted book value per common share [3]	$16.01	$15.58	$15.35	$15.99	$15.65
Adjusted book value per common share, as converted [4]	$15.38	$15.02	$14.81	$15.23	$14.94

Debt to capital ratio, excluding AOCI [5]	19.2%	19.6%	19.9%	23.2%	23.6%

	For the Twelve Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009
ROE	8.6%	9.9%	14.5%	15.4%	13.9%

Non-GAAP Financial Measure [2]
Operating ROAE [6]	9.4%	9.6%	10.5%	10.5%	10.6%

1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.
2 Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 15, and 16, respectively.
3 Adjusted book value per common share is calculated based on adjusted book value, divided by outstanding common shares.
4 Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants and is calculated based on adjusted book value plus the assumed proceeds from the warrants, divided by outstanding common shares, plus shares subject to outstanding warrants.
5 Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.
6 Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders’ equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Consolidated Income Statement Data
(In millions, except per share data)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Revenues:
Premiums [1]	$120.2	$115.5	$119.0	$117.2	$116.6	$354.7	$352.9
Net investment income	304.4	297.1	286.9	284.2	283.6	888.4	829.4
Policy fees, contract charges and other [1]	40.9	41.8	40.5	39.4	40.2	123.2	120.5
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(9.6)	(2.7)	(17.9)	(23.3)	(44.1)	(30.2)	(167.9)
Less: portion of losses recognized in other comprehensive income	6.1	1.2	8.2	10.5	26.7	15.5	94.2

Net impairment losses recognized in earnings	(3.5)	(1.5)	(9.7)	(12.8)	(17.4)	(14.7)	(73.7)
Other net realized investment gains (losses)	23.5	(8.5)	16.5	12.5	28.7	31.5	44.7

Total net realized investment gains (losses)	20.0	(10.0)	6.8	(0.3)	11.3	16.8	(29.0)

Total revenues	485.5	444.4	453.2	440.5	451.7	1,383.1	1,273.8

Benefits and expenses:
Policyholder benefits and claims	85.4	83.3	86.2	88.4	85.6	254.9	262.1
Interest credited	227.8	221.5	218.5	217.6	220.5	667.8	629.2
Other underwriting and operating expenses	63.1	64.2	59.6	66.0	61.7	186.9	186.7
Interest expense	8.0	7.9	8.0	8.0	7.9	23.9	23.8
Amortization of deferred policy acquisition costs	18.0	17.0	15.4	15.0	13.8	50.4	36.4

Total benefits and expenses	402.3	393.9	387.7	395.0	389.5	1,183.9	1,138.2

Income from operations before income taxes	83.2	50.5	65.5	45.5	62.2	199.2	135.6
Provision (benefit) for income taxes:
Current	18.8	17.4	9.9	10.9	(15.7)	46.1	(4.2)
Deferred	7.8	(2.7)	9.3	2.5	33.8	14.4	43.6

Total provision for income taxes	26.6	14.7	19.2	13.4	18.1	60.5	39.4

Net income	$56.6	$35.8	$46.3	$32.1	$44.1	$138.7	$96.2

Net income per common share[2]:
Basic	$0.41	$0.26	$0.35	$0.29	$0.40	$1.03	$0.86
Diluted	$0.41	$0.26	$0.35	$0.29	$0.40	$1.03	$0.86

Weighted-average number of common shares outstanding:
Basic	137.140	137.019	131.018	111.622	111.622	135.082	111.622
Diluted	137.145	137.038	131.038	111.634	111.624	135.096	111.623

Cash dividends declared per common share	$0.05	$0.05	$-	$-	$-	$0.10	$-

Non-GAAP Financial Measures:
Adjusted operating income	$43.8	$41.5	$41.9	$32.7	$37.7	$127.2	$115.2

Adjusted operating income per common share[2]:
Basic	$0.32	$0.30	$0.32	$0.29	$0.34	$0.94	$1.03
Diluted	$0.32	$0.30	$0.32	$0.29	$0.34	$0.94	$1.03

Weighted-average number of common shares outstanding:
Basic	137.140	137.019	131.018	111.622	111.622	135.082	111.622
Diluted	137.145	137.038	131.038	111.634	111.624	135.096	111.623

Reconciliation to net income:
Net income	$56.6	$35.8	$46.3	$32.1	$44.1	$138.7	$96.2
Less: Net realized investment gains (losses) (net of taxes)	13.0	(6.6)	4.5	(0.2)	7.3	10.9	(18.9)
Add: Net investment gains (losses)
on FIA options (net of taxes)	0.2	(0.9)	0.1	0.4	0.9	(0.6)	0.1

Adjusted operating income	$43.8	$41.5	$41.9	$32.7	$37.7	$127.2	$115.2

1 Effective January 1, 2010, cost of insurance charges are reported in policy fees, contract charges and other instead of premiums with no impact to total revenues. All prior periods have been reclassified to conform to this presentation.
2 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Consolidated Balance Sheet Data
(In millions)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$21,450.1	$20,612.2	$19,390.6	$18,594.3	$18,542.3
Marketable equity securities, at fair value	45.4	43.9	37.6	36.7	35.4
Trading securities:
Marketable equity securities, at fair value	158.8	141.0	151.0	154.1	140.6
Mortgage loans, net [1]	1,493.4	1,338.1	1,225.9	1,199.6	1,093.2
Policy loans	71.7	72.3	73.4	73.9	73.9
Short-term investments	2.7	2.7	54.0	2.1	2.5
Investments in limited partnerships	169.1	136.9	130.6	110.2	133.4
Other invested assets	9.3	9.3	9.1	10.1	11.9

Total investments	23,400.5	22,356.4	21,072.2	20,181.0	20,033.2

Cash and cash equivalents	197.2	322.7	389.3	257.8	241.7
Accrued investment income	257.5	251.6	247.5	237.2	243.0
Accounts receivable and other receivables	89.0	81.9	97.1	70.1	66.1
Reinsurance recoverables	284.8	277.3	277.9	276.6	269.9
Deferred policy acquisition costs	160.9	199.0	227.5	250.4	240.8
Goodwill	27.8	27.3	26.8	26.3	25.8
Current income tax recoverable	—	—	19.6	20.2	25.1
Deferred income tax assets, net	—	—	69.1	191.2	150.9
Other assets	58.4	74.0	80.5	84.5	77.5
Securities lending collateral	—	—	—	—	31.4
Separate account assets	826.2	759.0	854.1	840.1	818.6

Total assets	$25,302.3	$24,349.2	$23,361.6	$22,435.4	$22,224.0

Liabilities and stockholders’ equity
Funds held under deposit contracts	$20,107.9	$19,825.7	$19,222.9	$18,816.7	$18,586.1
Future policy benefits	397.6	397.0	395.8	394.9	394.7
Policy and contract claims	126.1	120.7	120.6	125.6	134.6
Unearned premiums	12.8	14.0	14.5	12.1	13.0
Other policyholders’ funds	109.1	99.5	108.6	113.8	90.8
Notes payable	449.0	449.0	448.9	448.9	448.9
Current income tax payable	2.9	2.1	—	—	—
Deferred income tax liabilities, net	291.1	112.0	—	—	—
Other liabilities [1]	268.3	227.4	224.5	250.0	225.4
Securities lending payable	—	—	—	—	31.4
Separate account liabilities	826.2	759.0	854.1	840.1	818.6

Total liabilities	22,591.0	22,006.4	21,389.9	21,002.1	20,743.5

Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	0.9	0.9
Additional paid-in-capital	1,449.3	1,449.5	1,448.3	1,165.7	1,165.5
Retained earnings	441.4	391.6	362.7	316.4	284.3
Treasury stock	—	(0.6)	—	—	—
Accumulated other comprehensive income (loss), net of taxes	819.4	501.1	159.5	(49.7)	29.8

Total stockholders’ equity	2,711.3	2,342.8	1,971.7	1,433.3	1,480.5

Total liabilities and stockholders’ equity	$25,302.3	$24,349.2	$23,361.6	$22,435.4	$22,224.0

1 Reclassifications have been made to prior periods in order to conform to current year presentation.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Segment Income Statement Data
(In millions)

		For the Three Months Ended				For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2010	2009	2010	2009
Operating revenues:
Group	$117.3	$113.6	$116.3	$114.8	$115.2	$347.2	$350.1
Retirement Services	124.0	118.8	112.7	111.2	109.5	355.5	294.4
Income Annuities	105.7	104.9	104.2	104.4	104.8	314.8	318.5
Individual	107.4	107.8	105.4	105.9	105.5	320.6	313.9
Other	11.4	8.0	7.9	5.1	6.8	27.3	26.1

Total	$465.8	$453.1	$446.5	$441.4	$441.8	$1,365.4	$1,303.0

Segment pre-tax adjusted operating income (loss):
Group	$16.7	$18.2	$15.7	$10.7	$16.0	$50.6	$44.7
Retirement Services	22.5	20.6	17.3	17.3	16.2	60.4	41.3
Income Annuities	9.5	6.4	6.4	9.4	8.3	22.3	33.0
Individual	15.3	19.0	23.3	14.7	15.9	57.6	51.6
Other	(0.5)	(5.0)	(3.9)	(5.7)	(4.1)	(9.4)	(5.8)

Total	$63.5	$59.2	$58.8	$46.4	$52.3	$181.5	$164.8

Symetra Financial Corporation
3Q 2010 Financial Supplement
Group Segment
(In millions)

		For the Three Months Ended				For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Operating revenues:
Premiums	$109.9	$105.8	$108.8	$108.1	$106.5	$324.5	$324.1
Net investment income	4.7	4.8	4.6	4.5	4.5	14.1	13.3
Policy fees, contract charges and other	2.7	3.0	2.9	2.2	4.2	8.6	12.7

Total operating revenues	117.3	113.6	116.3	114.8	115.2	347.2	350.1

Benefits and expenses:
Policyholder benefits and claims	73.1	67.4	75.0	75.5	71.7	215.5	219.9
Other underwriting and operating expenses	25.4	26.0	23.7	26.5	25.6	75.1	79.7
Amortization of deferred policy acquisition costs	2.1	2.0	1.9	2.1	1.9	6.0	5.8

Total benefits and expenses	100.6	95.4	100.6	104.1	99.2	296.6	305.4

Segment pre-tax adjusted operating income	$16.7	$18.2	$15.7	$10.7	$16.0	$50.6	$44.7

Operating Metrics:
Group loss ratio [1,6]	66.5%	63.8%	68.9%	69.9%	67.3%	66.4%	67.8%
Expense ratio [2]	24.0%	25.4%	23.1%	25.6%	23.9%	24.2%	24.2%

Combined ratio [3]	90.5%	89.2%	92.0%	95.5%	91.2%	90.6%	92.0%

Medical stop-loss — loss ratio [4,6]	68.7%	65.4%	70.1%	71.3%	68.7%	68.1%	69.4%
Total sales [5]	$18.4	$20.6	$41.4	$13.4	$27.1	$80.4	$77.9

Premiums:
Medical stop-loss	$98.1	$94.6	$97.6	$97.9	$96.3	$290.3	$293.5
Limited benefit medical	9.1	8.5	8.0	7.7	7.7	25.6	22.8
Other	2.7	2.7	3.2	2.5	2.5	8.6	7.8

Total premiums earned	$109.9	$105.8	$108.8	$108.1	$106.5	$324.5	$324.1

5 Year Historical Group Loss Ratio [1]:					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%
2007	55.7%	54.8%	51.0%	55.9%	54.3%
2006	71.3%	61.1%	57.8%	47.1%	59.6%
2005	71.1%	70.5%	66.7%	61.3%	67.5%
1 Group loss ratio represents policyholder benefits and claims incurred divided by premiums earned.
2 Expense ratio is equal to other underwriting and operating expenses of our insurance operations and amortization of DAC divided by premiums earned.
3 Combined ratio is equal to the sum of the loss ratio and the expense ratio.
4 Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incured divided by medical stop-loss premiums earned.
5 Total sales represents annualized first-year premiums.
6 The third quarter 2010 results included one large case with a loss ratio in excess of 95%. This case is scheduled to terminate in fourth quarter 2010. Without this case, the third quarter 2010 group loss ratio would have been 65.3% and the medical stop-loss — loss ratio would have been 66.6%.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Retirement Services Segment
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Operating revenues:
Net investment income	119.0	115.3	107.8	106.2	103.5	342.1	281.8
Policy fees, contract charges and other	4.7	4.8	4.8	4.4	4.6	14.3	12.4
Net investment gains (losses) on FIA options	0.3	(1.3)	0.1	0.6	1.4	(0.9)	0.2

Total operating revenues	124.0	118.8	112.7	111.2	109.5	355.5	294.4

Benefits and expenses:
Policyholder benefits and claims	(0.5)	0.6	0.1	—	(1.3)	0.2	(2.2)
Interest credited	75.7	70.4	68.5	69.7	70.5	214.6	187.2
Other underwriting and operating expenses	13.0	13.6	13.6	14.6	13.6	40.2	41.3
Amortization of deferred policy acquisition costs	13.3	13.6	13.2	9.6	10.5	40.1	26.8

Total benefits and expenses	101.5	98.2	95.4	93.9	93.3	295.1	253.1

Segment pre-tax adjusted operating income	$22.5	$20.6	$17.3	$17.3	$16.2	$60.4	$41.3

Operating Metrics:
Account values — fixed annuities	$8,805.6	$8,574.0	$8,005.4	$7,655.7	$7,464.1	$8,805.6	$7,464.1
Account values — variable annuities	742.6	682.3	768.0	755.7	736.9	742.6	736.9
Interest spread on average account values[1]	1.85%	1.97%	1.86%	1.83%	1.90%	1.89%	1.81%
Total sales[2]	$286.4	$623.9	$377.5	$261.9	$486.9	$1,287.8	$1,966.5

1 Interest spread is the difference between net investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder fixed account values within the segment. Interest credited is subject to contractual terms, including minimum guarantees.
2 Total sales represent deposits for new policies.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Income Annuities Segment
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Operating revenues:
Net investment income	$105.6	$104.7	$104.0	$104.3	$104.7	$314.3	$318.1
Policy fees, contract charges and other	0.1	0.2	0.2	0.1	0.1	0.5	0.4

Total operating revenues	105.7	104.9	104.2	104.4	104.8	314.8	318.5

Benefits and expenses:
Interest credited	90.1	92.9	92.0	89.2	90.7	275.0	268.7
Other underwriting and operating expenses	5.5	5.2	5.3	5.4	5.4	16.0	15.6
Amortization of deferred policy acquisition costs	0.6	0.4	0.5	0.4	0.4	1.5	1.2

Total benefits and expenses	96.2	98.5	97.8	95.0	96.5	292.5	285.5

Segment pre-tax adjusted operating income	$9.5	$6.4	$6.4	$9.4	$8.3	$22.3	$33.0

Operating Metrics:
Reserves [1]	$6,676.8	$6,716.8	$6,726.7	$6,726.3	$6,722.7	$6,676.8	$6,722.7
Interest spread on reserves [2]	0.59%	0.49%	0.41%	0.43%	0.48%	0.50%	0.56%
Mortality gains (losses) [3]	$(0.1)	$(1.8)	$(0.1)	$1.3	$-	$(2.0)	$3.8
Total sales [4]	58.0	67.8	66.3	83.8	70.7	192.1	168.0

5 Year Historical Mortality Gains (Losses) [3]:					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2009	$4.3	$(0.5)	$-	$1.3	$5.1
2008	2.0	0.8	0.7	(1.4)	2.1
2007	1.9	-	(0.9)	(1.1)	(0.1)
2006	0.2	2.4	1.3	2.4	6.3
2005	0.7	(0.3)	(2.0)	2.4	0.8
1 Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.
2 Interest spread is the difference between net investment yield earned and the credited interest rate on policyholder reserves. The investment yield is the approximate yield on invested assets, excluding equities, in the general account attributed to the segment. The credited interest rate is the approximate rate credited on policyholder reserves within the segment and excludes the gains and losses from funding services and mortality.
3 Mortality gains (losses) represents the difference between actual and expected reserves released on death of a life contingent annuity.
4 Total sales represent deposits for new policies.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Individual Segment
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Operating revenues:
Premiums [1]	$10.3	$9.7	$10.2	$9.1	$10.1	$30.2	$28.8
Net investment income	67.5	68.3	66.1	67.2	66.9	201.9	198.0
Policy fees, contract charges and other [1]	29.6	29.8	29.1	29.6	28.5	88.5	87.1

Total operating revenues	107.4	107.8	105.4	105.9	105.5	320.6	313.9

Benefits and expenses:
Policyholder benefits and claims	12.8	15.3	11.1	12.9	15.2	39.2	44.4
Interest credited	63.1	59.1	58.5	59.6	60.0	180.7	175.7
Other underwriting and operating expenses	14.2	13.4	12.7	15.8	13.4	40.3	39.6
Amortization of deferred policy acquisition costs	2.0	1.0	(0.2)	2.9	1.0	2.8	2.6

Total benefits and expenses	92.1	88.8	82.1	91.2	89.6	263.0	262.3

Segment pre-tax adjusted operating income	$15.3	$19.0	$23.3	$14.7	$15.9	$57.6	$51.6

Operating Metrics:
Insurance in force (direct)[2]	$49,792.9	$49,912.3	$50,056.5	$50,030.3	$50,215.6	$49,792.9	$50,215.6
Mortality ratio[3]	71.1%	79.5%	83.2%	67.5%	72.7%	77.9%	77.9%
BOLI account value[4]	$3,969.7	$3,886.0	$3,853.2	$3,789.1	$3,754.9	$3,969.7	$3,754.9
UL account value[4]	596.9	588.9	585.3	583.8	584.8	596.9	584.8
PGAAP reserve balance[5]	30.0	32.4	34.5	36.7	38.9	30.0	38.9
BOLI ROA[6]	0.92%	1.28%	1.08%	0.65%	1.09%	1.09%	1.23%
UL interest spread[7]	1.57%	1.59%	1.37%	1.11%	1.27%	1.49%	1.24%
Total sales, excluding BOLI[8]	$2.6	$2.4	$2.8	$2.7	$2.9	$7.8	$7.8
BOLI sales[9]	7.5	-	2.7	-	-	10.2	2.5

1 Effective January 1, 2010, cost of insurance charges are reported in policy fees, contract charges and other instead of premiums with no impact to total revenues. All prior periods have been reclassified to conform to this presentation.
2 Insurance in force represents dollar face amounts of policies.
3 Mortality ratio represents actual mortality experience as a percentage of an industry mortality benchmark. This benchmark is an expected level of claims that is derived by applying our current in force business to the Society of Actuaries 1990-95 Basic Select and Ultimate Mortality Table.
4 BOLI (bank-owned life insurance) account value and UL account value represent our liability to our policyholders.
5 Purchase accounting reserve, or PGAAP reserve, represents impact of purchase accounting on policyholder liabilities. This PGAAP reserve is amortized as a reduction to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004.
6 The BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.
7 UL interest spread is the difference between the investment yield earned and the credited interest rate to policyholders. The investment yield is the approximate yield on invested assets in the general account attributed to the UL policies. The credited interest rate is the approximate rate credited on UL policyholder fixed account values. Interest credited to UL policyholders’ account values is subject to contractual terms, including minimum guarantees. The 2009 fourth quarter, 2010 first quarter, and 2010 year-to-date third quarter credited rate to policyholders have been adjusted to exclude a reserve adjustment related to a persistency bonus. Without this adjustment the 2009 fourth quarter, 2010 first quarter, and 2010 year-to-date third quarter UL interest spread would be 4.83%, 5.40%, and 2.83%, respectively.
8 Total sales, excluding BOLI represent annualized first year premiums and 10% of single premium new deposits.
9 BOLI sales represent 10% of new BOLI total deposits.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Other Segment
(In millions)

	For the Three Months Ended					For the Nine Months Ended

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Operating revenues:
Net investment income	$7.6	$4.0	$4.4	$2.0	$4.0	$16.0	$18.2
Policy fees, contract charges and other	3.8	4.0	3.5	3.1	2.8	11.3	7.9

Total operating revenues	11.4	8.0	7.9	5.1	6.8	27.3	26.1

Benefits and expenses:
Interest credited	(1.1)	(0.9)	(0.5)	(0.9)	(0.7)	(2.5)	(2.4)
Other underwriting and operating expenses	5.0	6.0	4.3	3.7	3.7	15.3	10.5
Interest expense	8.0	7.9	8.0	8.0	7.9	23.9	23.8

Total benefits and expenses	11.9	13.0	11.8	10.8	10.9	36.7	31.9

Segment pre-tax adjusted operating income (loss)	$(0.5)	$(5.0)	$(3.9)	$(5.7)	$(4.1)	$(9.4)	$(5.8)

Symetra Financial Corporation
3Q 2010 Financial Supplement
Deferred Policy Acquisition Cost (DAC) Roll Forwards
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Summary — Total Company
Unamortized balance, beginning of period	$360.8	$339.8	$325.7	$315.4	$295.7	$325.7	$219.5
Deferral of acquisition costs:
Commissions	18.1	30.6	21.5	16.1	25.6	70.2	100.8
Other acquisition expenses	9.4	8.6	9.0	9.0	7.1	27.0	22.4

Total deferral of acquisition costs	27.5	39.2	30.5	25.1	32.7	97.2	123.2
Adjustments related to inv (gains) losses	(0.6)	(1.2)	(1.0)	0.2	0.8	(2.8)	9.1
Amortization	(17.6)	(17.0)	(17.1)	(13.0)	(12.7)	(51.7)	(35.3)
Unlocking	(0.4)	—	1.7	(2.0)	(1.1)	1.3	(1.1)

Total amortization	(18.0)	(17.0)	(15.4)	(15.0)	(13.8)	(50.4)	(36.4)

Unamortized balance, end of period	369.7	360.8	339.8	325.7	315.4	369.7	315.4
Accum effect of net unrealized gains	(208.8)	(161.8)	(112.3)	(75.3)	(74.6)	(208.8)	(74.6)

DAC balance, end of period	$160.9	$199.0	$227.5	$250.4	$240.8	$160.9	$240.8

Group
Unamortized balance, beginning of period	$3.5	$3.4	$3.2	$3.5	$3.4	$3.2	$3.3
Deferral of acquisition costs:
Other acquisition expenses	2.4	2.1	2.1	1.8	2.0	6.6	6.0

Total deferral of acquisition costs	2.4	2.1	2.1	1.8	2.0	6.6	6.0
Amortization	(2.1)	(2.0)	(1.9)	(2.1)	(1.9)	(6.0)	(5.8)

Unamortized balance, end of period	3.8	3.5	3.4	3.2	3.5	3.8	3.5

DAC balance, end of period	$3.8	$3.5	$3.4	$3.2	$3.5	$3.8	$3.5

Retirement Services
Unamortized balance, beginning of period	$271.6	$255.7	$249.1	$240.5	$225.8	$249.1	$158.7
Deferral of acquisition costs:
Commissions	12.8	25.9	16.0	11.7	20.8	54.7	87.5
Other acquisition expenses	4.1	4.8	4.7	6.3	3.7	13.6	12.3

Total deferral of acquisition costs	16.9	30.7	20.7	18.0	24.5	68.3	99.8
Adjustments related to inv (gains) losses	(0.6)	(1.2)	(0.9)	0.2	0.7	(2.7)	8.8
Amortization	(13.3)	(13.6)	(13.2)	(9.6)	(9.4)	(40.1)	(25.7)
Unlocking	—	—	—	—	(1.1)	—	(1.1)

Total amortization	(13.3)	(13.6)	(13.2)	(9.6)	(10.5)	(40.1)	(26.8)

Unamortized balance, end of period	274.6	271.6	255.7	249.1	240.5	274.6	240.5
Accum effect of net unrealized gains	(201.7)	(157.9)	(110.0)	(74.3)	(74.2)	(201.7)	(74.2)

DAC balance, end of period	$72.9	$113.7	$145.7	$174.8	$166.3	$72.9	$166.3

Income Annuities
Unamortized balance, beginning of period	$27.0	$24.7	$22.4	$19.7	$17.4	$22.4	$14.5
Deferral of acquisition costs:
Commissions	2.1	2.3	2.4	2.9	2.5	6.8	5.9
Other acquisition expenses	0.4	0.4	0.4	0.2	0.2	1.2	0.5

Total deferral of acquisition costs	2.5	2.7	2.8	3.1	2.7	8.0	6.4
Amortization	(0.6)	(0.4)	(0.5)	(0.4)	(0.4)	(1.5)	(1.2)

Unamortized balance, end of period	28.9	27.0	24.7	22.4	19.7	28.9	19.7

DAC balance, end of period	$28.9	$27.0	$24.7	$22.4	$19.7	$28.9	$19.7

Individual
Unamortized balance, beginning of period	$58.7	$56.0	$51.0	$51.7	$49.1	$51.0	$43.0
Deferral of acquisition costs:
Commissions	3.2	2.4	3.1	1.5	2.3	8.7	7.4
Other acquisition expenses	2.5	1.3	1.8	0.7	1.2	5.6	3.6

Total deferral of acquisition costs	5.7	3.7	4.9	2.2	3.5	14.3	11.0
Adjustments related to inv (gains) losses	—	—	(0.1)	—	0.1	(0.1)	0.3
Amortization	(1.6)	(1.0)	(1.5)	(0.9)	(1.0)	(4.1)	(2.6)
Unlocking	(0.4)	—	1.7	(2.0)	—	1.3	—

Total amortization	(2.0)	(1.0)	0.2	(2.9)	(1.0)	(2.8)	(2.6)

Unamortized balance, end of period	62.4	58.7	56.0	51.0	51.7	62.4	51.7
Accum effect of net unrealized gains	(7.1)	(3.9)	(2.3)	(1.0)	(0.4)	(7.1)	(0.4)

DAC balance, end of period	$55.3	$54.8	$53.7	$50.0	$51.3	$55.3	$51.3

Symetra Financial Corporation
3Q 2010 Financial Supplement
Account Value and Reserve Roll Forwards
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Retirement Services:
Fixed Account Values
Account value, beginning of period	$8,574.0	$8,005.4	$7,655.7	$7,464.1	$7,025.6	$7,655.7	$5,724.9
Deposits	321.1	667.6	422.8	307.8	514.1	1,411.5	2,047.7
Interest credited	84.9	80.4	77.2	78.3	78.7	242.5	210.0
Withdrawals and transfers	(177.3)	(174.6)	(168.9)	(191.3)	(148.8)	(520.8)	(473.7)
Other	2.9	(4.8)	18.6	(3.2)	(5.5)	16.7	(44.8)

Account value, end of period	$8,805.6	$8,574.0	$8,005.4	$7,655.7	$7,464.1	$8,805.6	$7,464.1

Income Annuities:
Reserves
Reserves, beginning of period	$6,716.8	$6,726.7	$6,726.3	$6,722.7	$6,722.6	$6,726.3	$6,761.2
Deposits	56.7	67.6	62.8	80.5	66.9	187.1	161.7
Interest credited	96.3	96.8	97.0	96.8	96.9	290.1	290.9
Benefit payments	(186.1)	(167.9)	(147.2)	(170.3)	(174.0)	(501.2)	(489.6)
Other	(6.9)	(6.4)	(12.2)	(3.4)	10.3	(25.5)	(1.5)

Reserves, end of period	$6,676.8	$6,716.8	$6,726.7	$6,726.3	$6,722.7	$6,676.8	$6,722.7

Individual:
BOLI Account Values
Account value, beginning of period	$3,886.0	$3,853.2	$3,789.1	$3,754.9	$3,741.2	$3,789.1	$3,700.4
Deposits	74.5	—	27.6	—	—	102.1	25.0
Interest credited	55.7	52.0	52.0	50.7	52.5	159.7	157.4
Surrenders	(32.2)	(0.3)	—	—	(24.9)	(32.5)	(83.9)
Administrative charges and other	(14.3)	(18.9)	(15.5)	(16.5)	(13.9)	(48.7)	(44.0)

Account value, end of period	$3,969.7	$3,886.0	$3,853.2	$3,789.1	$3,754.9	$3,969.7	$3,754.9

UL Account Values
Account value, beginning of period	$588.9	$585.3	$583.8	$584.8	$580.0	$583.8	$580.3
Deposits	22.2	19.1	22.5	18.9	19.4	63.8	50.1
Interest credited	6.4	6.1	0.4	1.1	6.5	12.9	19.5
Surrenders	(5.9)	(7.3)	(7.3)	(7.0)	(7.2)	(20.5)	(23.2)
Administrative charges and other	(14.7)	(14.3)	(14.1)	(14.0)	(13.9)	(43.1)	(41.9)

Account value, end of period	$596.9	$588.9	$585.3	$583.8	$584.8	$596.9	$584.8

Symetra Financial Corporation
3Q 2010 Financial Supplement
Overview of Liabilities and Associated Unrealized Gains
(In millions)

	As of Sep. 30, 2010
	Policyholder		Unrealized
	Liability	% of Total	gains[7]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,671.6		$445.7
Deferred annuities with 5 year payout provision or MVA[2]	378.6		29.2
Traditional insurance (net of reinsurance)[3]	186.7		15.0
Group health & life (net of reinsurance)[3]	106.8		3.4

Total illiquid liabilities	7,343.7	36.0%	493.3

Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI)[4]	4,047.6		259.9
Deferred annuities with surrender charges of 5% or higher	5,782.6		446.0
Universal life with surrender charges of 5% or higher	171.4		10.2

Total somewhat liquid liabilities	10,001.6	49.0%	716.1

Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3% up to 5%	430.1		33.2
Less than 3%	226.8		17.5
No surrender charges[5]	1,935.1		149.2
Universal life with surrender charges less than 5%	440.3		25.8
BOLI[6]	1.5		0.1
Traditional insurance (net of reinsurance)[6]	2.2		0.2
Group health & life (net of reinsurance)[6]	14.5		0.5

Total fully liquid liabilities	3,050.5	15.0%	226.5

Assets supporting surplus portfolio			105.2

Total book value of liabilities from above	$20,395.8	100.0%	$1,541.1

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$1,541.1
Tax on unrealized gains and losses on available for sale securities			(539.4)
Adjustment for deferred policy acquisition costs and deferred sales inducements valuation allowance, net of tax			(180.5)
Other			(1.8)

AOCI			$819.4

1 These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts to be paid over the next several decades.
2 In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.
3 The surrender value on these contracts is generally zero. Represents incurred but not reported claim liabilities.
4 The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business may not qualify for this tax-free treatment due to the employment status of the original covered employees.
5 Approximately half of this business has been with the Company for over a decade, contains lifetime minimum interest guarantees of 4.0% to 4.5% and has been free of surrender charges for many years. This business has experienced high persistency given the high lifetime guarantees that have not been available in the market on new issues for many years.
6 Represents reported claim liabilities.
7 Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Investments Summary
(In millions)

	As of:
	Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,		Sep. 30,
	2010	%	2010	%	2010	%	2009	%	2009	%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$21,450.1	91.7%	$20,612.2	92.2%	$19,390.6	92.0%	$18,594.3	92.1%	$18,542.3	92.5%
Marketable equity securities, at fair value	45.4	0.2%	43.9	0.2%	37.6	0.2%	36.7	0.2%	35.4	0.2%
Trading securities:
Marketable equity securities, at fair value	158.8	0.7%	141.0	0.6%	151.0	0.7%	154.1	0.8%	140.6	0.7%
Mortgage loans, net [3]	1,493.4	6.4%	1,338.1	6.0%	1,225.9	5.8%	1,199.6	5.9%	1,093.2	5.5%
Policy loans	71.7	0.3%	72.3	0.3%	73.4	0.4%	73.9	0.4%	73.9	0.4%
Short-term investments	2.7	0.0%	2.7	0.0%	54.0	0.3%	2.1	0.0%	2.5	0.0%
Investment in limited partnerships	169.1	0.7%	136.9	0.6%	130.6	0.6%	110.2	0.6%	133.4	0.6%
Other invested assets	9.3	0.0%	9.3	0.1%	9.1	0.0%	10.1	0.0%	11.9	0.1%

Total investments	23,400.5	100.0%	22,356.4	100.0%	21,072.2	100.0%	20,181.0	100.0%	20,033.2	100.0%

Cash and cash equivalents	197.2		322.7		389.3		257.8		241.7

Total investments, cash and cash equivalents	$23,597.7		$22,679.1		$21,461.5		$20,438.8		$20,274.9

Fixed Maturities Securities by Credit Quality[1]:
1: AAA, AA, A	$12,798.7	59.7%	$12,116.4	58.8%	$11,350.3	58.5%	$11,031.3	59.3%	$10,817.9	58.4%
2: BBB	7,681.7	35.8%	7,465.0	36.2%	6,960.2	35.9%	6,530.9	35.1%	6,454.5	34.8%

Total investment grade	20,480.4	95.5%	19,581.4	95.0%	18,310.5	94.4%	17,562.2	94.4%	17,272.4	93.2%

3: BB	570.4	2.7%	642.0	3.1%	688.4	3.6%	641.3	3.5%	709.6	3.8%
4: B	268.1	1.2%	264.6	1.3%	250.2	1.3%	219.2	1.2%	292.8	1.6%
5: CCC & lower	111.0	0.5%	105.4	0.5%	122.7	0.6%	113.5	0.6%	206.8	1.1%
6: In or near default	20.2	0.1%	18.8	0.1%	18.8	0.1%	58.1	0.3%	60.7	0.3%

Total below investment grade	969.7	4.5%	1,030.8	5.0%	1,080.1	5.6%	1,032.1	5.6%	1,269.9	6.8%

Total fixed maturities	$21,450.1	100.0%	$20,612.2	100.0%	$19,390.6	100.0%	$18,594.3	100.0%	$18,542.3	100.0%

Fixed Maturities by Issuer Type:
U.S. government and agencies	$96.0	0.5%	$123.0	0.6%	$44.1	0.2%	$43.9	0.2%	$45.7	0.2%
State and political subdivisions	473.3	2.2%	471.8	2.3%	489.9	2.5%	483.0	2.6%	484.9	2.6%
Foreign governments	24.9	0.1%	25.0	0.1%	26.2	0.1%	27.4	0.2%	28.2	0.2%
Corporate securities [3]	14,779.3	68.9%	14,025.0	68.1%	13,049.3	67.3%	12,400.0	66.7%	12,262.9	66.1%
Residential mortgage-backed securities	3,840.0	17.9%	3,806.2	18.4%	3,649.3	18.8%	3,536.4	19.0%	3,536.6	19.1%
Commercial mortgage-baced securities	1,911.0	8.9%	1,829.5	8.9%	1,774.8	9.2%	1,789.4	9.6%	1,873.4	10.1%
Other debt obligations [3]	325.6	1.5%	331.7	1.6%	357.0	1.9%	314.2	1.7%	310.6	1.7%

Total fixed maturities	$21,450.1	100.0%	$20,612.2	100.0%	$19,390.6	100.0%	$18,594.3	100.0%	$18,542.3	100.0%

Effective Duration	5.4		5.4		5.3		5.4		5.6

Average Investment Yield	5.51%		5.50%		5.48%		5.62%		5.64%

Average Daily Cash and Cash Equivalent Balances by Segment:
Group	$10.5	4.7%	$9.5	3.2%	$5.6	1.5%	$4.7	2.1%	$18.7	3.5%
Retirement Services	54.4	24.3%	174.4	57.9%	177.6	48.2%	163.2	75.2%	274.4	51.7%
Income Annuities	21.6	9.6%	8.2	2.7%	19.0	5.2%	29.0	13.4%	62.7	11.8%
Individual	112.9	50.3%	42.6	14.1%	31.2	8.5%	(51.5)	-23.7%	114.8	21.7%
Other	24.8	11.1%	66.5	22.1%	134.9	36.6%	71.7	33.0%	60.0	11.3%

Total	$224.2	100.0%	$301.2	100.0%	$368.3	100.0%	$217.1	100.0%	$530.6	100.0%

	For the Three Months Ended										For the Nine Months Ended
	Sep. 30,		Jun. 30,		Mar. 31,		Dec. 31,		Sep. 30,		Sep. 30,	Sep. 30,
	2010		2010		2010		2009		2009		2010	2009
MBS Prepayment Speed Adjustment:[2]
Group	$-		$0.1		$-		$-		$-		$0.1	$-
Retirement Services	0.1		(0.2)		0.3		(0.2)		0.3		0.2	0.3
Income Annuities	0.1		(0.1)		(0.2)		(0.1)		-		(0.2)	2.5
Individual	-		0.2		(0.1)		0.1		0.3		0.1	1.4
Other	0.1		(0.1)		-		-		0.2		—	0.1
Total	$0.3		$(0.1)		$-		$(0.2)		$0.8		$0.2	$4.3

1 Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.
2 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.
3 Reclassifications have been made to prior periods in order to conform to current year presentation.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Sales by Segment and Product
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Group
Medical stop-loss	$15.1	$13.9	$38.4	$10.2	$24.3	$67.4	$67.5
Limited benefit medical	2.8	5.4	2.2	2.0	2.4	10.4	8.5
Group life & disability	0.5	1.3	0.8	1.2	0.4	2.6	1.9

Total	$18.4	$20.6	$41.4	$13.4	$27.1	$80.4	$77.9

Retirement Services
Fixed annuities	$276.5	$616.8	$369.5	$249.9	$470.2	$1,262.8	$1,902.1
Variable annuities	5.4	4.0	4.7	6.7	5.0	14.1	13.5
Retirement plans[1]	4.5	3.1	3.3	5.3	11.7	10.9	50.9

Total	$286.4	$623.9	$377.5	$261.9	$486.9	$1,287.8	$1,966.5

Income Annuities
SPIA	$31.4	$47.2	$43.1	$62.1	$50.1	$121.7	$127.4
Structured settlements	26.6	20.6	23.2	21.7	20.6	70.4	40.6

Total	$58.0	$67.8	$66.3	$83.8	$70.7	$192.1	$168.0

Individual
Term life insurance	$1.1	$1.1	$1.5	$1.5	$1.6	$3.7	$3.6
Permanent life insurance	1.5	1.3	1.3	1.2	1.3	4.1	4.2
BOLI	7.5	—	2.7	—	—	10.2	2.5

Total	$10.1	$2.4	$5.5	$2.7	$2.9	$18.0	$10.3

1 Includes Symetra’s sales of third party mutual funds which were discontinued in 2009. Symetra recognizes fee-based income and does not include sales of this product in account value figures.

Symetra Financial Corporation
3Q 2010 Financial Supplement
Book Value and Adjusted Book Value per Share
(In millions, except per share amounts)

	As of
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009

Book value per common share [1]	$19.77	$17.08	$14.39	$12.83	$13.25

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$16.01	$15.58	$15.35	$15.99	$15.65
Adjusted book value per common share, as converted [3]	$15.38	$15.02	$14.81	$15.23	$14.94

Numerator:
Total stockholders’ equity	$2,711.3	$2,342.8	$1,971.7	$1,433.3	$1,480.5
AOCI [4]	819.4	501.1	159.5	(49.7)	29.8

Adjusted book value	$1,891.9	$1,841.7	$1,812.2	$1,483.0	$1,450.7

Assumed proceeds from exercise of warrants	218.1	218.1	218.1	218.1	218.1

Adjusted book value, as converted	$2,110.0	$2,059.8	$2,030.3	$1,701.1	$1,668.8

Denominator: [5]
Basic common shares outstanding	118.171	118.175	118.086	92.729	92.729
Diluted common shares outstanding	137.147	137.151	137.062	111.705	111.705

1 Book value per common share is calculated based on stockholders’ equity divided by diluted common shares outstanding.
2 Adjusted book value per common share is calculated based on stockholders’ equity less AOCI, divided by basic common shares outstanding.
3 Adjusted book value per common share, as converted gives effect to the exercise of the outstanding warrants and is calculated based on stockholders’ equity less AOCI plus the assumed proceeds from the warrants, divided by diluted common shares outstanding.
4 Accumulated other comprehensive income (loss) (net of taxes).

	As of
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009
[5] Share reconciliation:
Basic common shares outstanding, beginning of period	118.175	118.086	92.729	92.729	92.646
Primary shares issued in IPO	-	-	25.260	-	-
Restricted shares issued	0.010	0.137	0.097	-	0.083
Restricted shares forfeited	(0.014)	-	-	-	-
Shares repurchased/retired	-	(0.048)	-	-	-

Basic common shares outstanding, end of period	118.171	118.175	118.086	92.729	92.729
Outstanding warrants	18.976	18.976	18.976	18.976	18.976

Diluted common shares outstanding, end of period	137.147	137.151	137.062	111.705	111.705

Symetra Financial Corporation
3Q 2010 Financial Supplement
ROE and Operating ROAE
(In millions)

	Twelve Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009
ROE:
Net income for the twelve months ended[1]	$170.8	$158.3	$169.5	$128.3	$91.3
Average stockholders’ equity [2]	$1,987.9	$1,598.4	$1,169.5	$832.4	$658.0

ROE	8.6%	9.9%	14.5%	15.4%	13.9%

Operating ROAE:
Adjusted operating income for the twelve months ended[1]	$159.9	$153.8	$157.6	$147.9	$146.3
Average adjusted book value[3]	$1,695.9	$1,598.8	$1,502.4	$1,407.7	$1,379.9

Operating ROAE	9.4%	9.6%	10.5%	10.5%	10.6%

1 The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.
2 Average stockholders’ equity is derived by averaging ending stockholders’ equity for the most recent five quarters.
3 Average adjusted book value is derived by averaging ending stockholders’ equity less AOCI, for the most recent five quarters.
Calculation of average stockholders’ equity:
The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2010	2009	2008
Stockholders’ Equity
	Dec. 31	$-	$1,433.3	$286.2
	Sep. 30	2,711.3	1,480.5	560.9
	Jun. 30	2,342.8	763.7	998.8
	Mar. 31	1,971.7	198.5	1,178.1

AOCI
	Dec. 31	$-	$(49.7)	$(1,052.6)
	Sep. 30	819.4	29.8	(782.8)
	Jun. 30	501.1	(642.9)	(349.7)
	Mar. 31	159.5	(1,161.1)	(141.9)
Reconciliation of adjusted operating income:
The following data in connection with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended March 31, 2010, December 31, 2009, and September 30, 2009.

	Three Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,
	2009	2009	2008
Net income (loss)	$47.0	$5.1	$(4.9)
Less: Net realized investment gains (losses) (net of taxes)	1.8	(28.0)	(35.5)
Add: Net investment gains (losses) on FIA options (net of taxes)	0.1	(0.9)	0.5

Adjusted operating income	$45.3	$32.2	$31.1